                                                                  Exhibit No. 99

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-L $709,934,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

December 6, 2004

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------
..   Preliminary Summary of Certificates (To Roll)                         pg. 3
..   Preliminary Summary of Certificates (To Maturity)                     pg. 4
..   Preliminary Summary of Terms                                          pg. 5
..   Preliminary Credit Support                                            pg. 11
..   Preliminary Priority of Distributions                                 pg. 11
..   Preliminary Bond Summary (To Roll)                                    pg. 12
..   Preliminary Bond Summary (To Maturity)                                pg. 14
..   Collateral Characteristics (Group 1)                                  pg. 16
..   Collateral Characteristics (Group 2)                                  pg. 23
..   Collateral Characteristics (Group 3)                                  pg. 31
..   Collateral Characteristics (Group 4)                                  pg. 37

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

                                                                            Expected
                                                      Est.   Est. Prin.   Maturity to               Expected
           Approx.                                    WAL      Window      Roll @ 25%   Delay        Ratings
Class     Size /(2)/    Interest - Principal Type    (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   -------------   --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1   $ 63,282,000    Variable - Pass-thru /(3)/    1.94     1 - 35       11/25/07      24        AAA / Aaa
1-A-2     63,281,000    Variable - Pass-thru /(3)/    1.94     1 - 35       11/25/07      24        AAA / Aaa
2-A-1    453,292,000    Variable - Pass-thru /(4)/    2.56     1 - 59       11/25/09      24        AAA / Aaa
3-A-1     50,152,000    Variable - Pass-thru /(5)/    2.89     1 - 83       11/25/11      24        AAA / Aaa
4-A-1     79,927,000    Variable - Pass-thru /(6)/    3.16     1 - 119      11/25/14      24        AAA / Aaa

Not Offered Hereunder
B-1     $ 12,863,000                                                                                 N.A.
B-2        4,777,000                                                                                 N.A.
B-3        2,940,000                                                                                 N.A.
B-4        1,470,000                                                                                 N.A.
B-5        1,102,000                                                                                 N.A.
B-6        1,838,240                                                                                 N.A.
1-A-R            100                                                                                 N.A.
1-IO             TBD       Fixed -Interest Only                                                      N.A.
2-IO             TBD       Fixed -Interest Only                                                      N.A.
3-IO             TBD       Fixed -Interest Only                                                      N.A.
4-IO             TBD       Fixed -Interest Only                                                      N.A.
--------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2007, November 2009, November 2011 and November 2014 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to December 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     --
     [  ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For
      --
     each Distribution Date occurring in the month of or after December 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to December 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For
                                                                     --
     each Distribution Date occurring in the month of or after December 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to December 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For
                                                                     --
     each Distribution Date occurring in the month of or after December 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to December 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For
                                                                     --
     each Distribution Date occurring in the month of or after December 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                        Preliminary Summary of Certificates
-------------------------------------------------------------------------------------------------------------------
                                                    To Maturity
-------------------------------------------------------------------------------------------------------------------
                                                     Est.    Est.Prin.       Expected                  Expected
           Approx.                                   WAL       Window          Final       Delay        Ratings
Class    Size /(1)/     Interest - Principal Type   (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (Fitch/ Moody's)
-----    ----------     -------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1   $ 63,282,000   Variable - Pass-thru /(3)/    3.27     1 - 360        12/25/34        24        AAA / Aaa
1-A-2     63,281,000   Variable - Pass-thru /(3)/    3.27     1 - 360        12/25/34        24        AAA / Aaa
2-A-1    453,292,000   Variable - Pass-thru /(4)/    3.29     1 - 360        12/25/34        24        AAA / Aaa
3-A-1     50,152,000   Variable - Pass-thru /(5)/    3.29     1 - 360        12/25/34        24        AAA / Aaa
4-A-1     79,927,000   Variable - Pass-thru /(6)/    3.32     1 - 360        12/25/34        24        AAA / Aaa
-------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to December 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and
                                                                     --
     [  ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For
      --
     each Distribution Date occurring in the month of or after December 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to December 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For
                                                                     --
     each Distribution Date occurring in the month of or after December 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to December 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For
                                                                     --
     each Distribution Date occurring in the month of or after December 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to December 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For
                                                                     --
     each Distribution Date occurring in the month of or after December 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Transaction:                       Banc of America Mortgage Securities, Inc.
                                   Mortgage Pass-Through Certificates, Series
                                   2004-L

Lead Manager (Book Runner):        Banc of America Securities LLC

Co-Managers:                       Bear, Stearns & Co. Inc. and Lehman Brothers
                                   Inc.

Seller and Servicer:               Bank of America, N.A.

Trustee:                           Wells Fargo Bank, N.A.

Rating Agencies:                   Fitch Ratings (Class A Certificates and
                                   Subordinate Certificates) and Moody's
                                   Investors Service, Inc. (Class A
                                   Certificates).

Transaction Size:                  $734,924,340

Securities Offered:                $63,282,000 Class 1-A-1 Certificates
                                   $63,281,000 Class 1-A-2 Certificates
                                   $453,292,000 Class 2-A-1 Certificates
                                   $50,152,000 Class 3-A-1 Certificates
                                   $79,927,000 Class 4-A-1 Certificates

Group 1 Collateral:                3/1 Hybrid ARM Residential Mortgage Loans:
                                   fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage
                                   Loans have a fixed interest rate for
                                   approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.
                                   Approximately 62.19% of the Group 1 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:                5/1 Hybrid ARM Residential Mortgage Loans:
                                   fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage
                                   Loans have a fixed interest rate for
                                   approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                   Approximately 61.29% of the Group 2 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date. Approximately 1.52% of the Group 2
                                   Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                7/1 Hybrid ARM Residential Mortgage Loans:
                                   fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage
                                   Loans have a fixed interest rate for
                                   approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.
                                   Approximately 46.33% of the Group 3 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:                10/1 Hybrid ARM Residential Mortgage Loans:
                                   fully amortizing, one-to-four family, first
                                   lien mortgage loans. The Group 4 Mortgage
                                   Loans have a fixed interest rate for
                                   approximately 10 years and thereafter the
                                   Mortgage Loans have a variable interest rate.
                                   Approximately 61.64% of the Group 4 Mortgage
                                   Loans require only payments of interest until
                                   the month following the first rate adjustment
                                   date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Expected Pricing Date:             Week of December 6, 2004

Expected Closing Date:             On or about December 29, 2004

Distribution Date:                 25th of each month, or the next succeeding
                                   business day (First Distribution Date:
                                   January 25, 2005)

Cut-Off Date:                      December 1, 2004

Class A Certificates:              Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 3-A-1 and
                                   4-A-1 Certificates (the "Class A
                                   Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:          Class B-1, B-2, B-3, B-4, B-5 and B-6
                                   Certificates (the "Class B Certificates").
                                   The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:            Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:            Class 2-A-1

Group 3-A Certificates:            Class 3-A-1

Group 4-A Certificates:            Class 4-A-1

Day Count:                         30/360

Group 1, Group 2, Group 3 and      25% CPR
Group 4 Prepayment Speed:

Clearing:                          DTC, Clearstream and Euroclear

Denominations:                       Original
                                   Certificate      Minimum       Incremental
                                       Form      Denominations   Denominations
                                   -----------   -------------   -------------
   Class A Offered Certificates     Book Entry       $1,000            $1

SMMEA Eligibility:                 The Class A Certificates and the Class B-1
                                   Certificates are expected to constitute
                                   "mortgage related securities" for purposes of SMMEA.

Tax Structure:                     REMIC

Optional Clean-up Call:            Any Distribution Date on or after which the
                                   Aggregate Principal Balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   Aggregate Principal Balance as of the Cut-Off
                                   Date ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Principal Distribution:            Principal will be allocated to the
                                   certificates according to the Priority of
                                   Distributions: The Senior Principal
                                   Distribution Amount for Group 1 will
                                   generally be allocated first to the Class
                                   1-A-R and then concurrently to the Class
                                   1-A-1 and Class 1-A-2 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution
                                   Amount for Group 2 will generally be
                                   allocated to the Class 2-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution
                                   Amount for Group 3 will generally be
                                   allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution
                                   Amount for Group 4 will generally be
                                   allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution
                                   Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more Groups (Please see the Priority of Distributions section.)

Interest Accrual:                  Interest will accrue on the Class 1-A-1,
                                   Class 1-A-2, Class 2-A-1, Class 3-A-1 and
                                   Class 4-A-1 Certificates during each
                                   one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                   Accrual Period"). The initial Interest
                                   Accrual Period will be deemed to have
                                   commenced on December 1, 2004. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual
                                   Period are made on the first day of the
                                   Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:                The Administrative Fees with respect to the
                                   Trust are payable out of the interest
                                   payments received on each Mortgage Loan. The
                                   "Administrative Fees" consist of (a)
                                   servicing compensation payable to the
                                   Servicer in respect of its servicing
                                   activities (the "Servicing Fee") and (b) fees
                                   paid to the Trustee. The Administrative Fees
                                   will accrue on the Stated Principal Balance
                                   of each Mortgage Loan at a rate (the
                                   "Administrative Fee Rate") equal to the sum
                                   of the Servicing Fee Rate for such Mortgage
                                   Loan and the Trustee Fee Rate. The "Trustee
                                   Fee Rate" will be 0.0035% per annum. The
                                   Servicing Fee Rate for Loan Group 1 will be
                                   0.375% per annum and the Servicing Fee Rate
                                   for Loan Group 2, Loan Group 3 and Loan Group
                                   4 will be 0.250% per annum.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Compensating Interest:             The aggregate servicing fee payable to the
                                   Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                   Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans.
                                   Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:        As to any Mortgage Loan and Distribution
                                   Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:          The Pool Distribution Amount for each Loan
                                   Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                   Servicing Fee) and principal due on the
                                   Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                   Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date
                                   (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement.
                                   The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                 The Senior Percentage for a Loan Group on any
                                   Distribution Date will equal (i) the
                                   aggregate class balance of the Class A
                                   Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:            The Subordinate Percentage for a Loan Group
                                   for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                   Group for such date.

Subordinate Prepayment
   Percentage:                     The Subordinate Prepayment Percentage for a
                                   Loan Group for any Distribution Date will
                                   equal 100% minus the Senior Prepayment
                                   Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Senior Prepayment   For the following Distribution Dates, will be as follows:
Percentage:
                                                         Senior Prepayment
                    Distribution Date                    Percentage
                    -----------------                    ------------------
                    January 2005 through December 2011   100%;
                    January 2012 through December 2012   the applicable  Senior
                                                         Percentage plus, 70% of
                                                         the applicable
                                                         Subordinate Percentage;
                    January 2013 through December 2013   the applicable  Senior
                                                         Percentage plus, 60% of
                                                         the applicable
                                                         Subordinate Percentage;
                    January 2014 through December 2014   the applicable  Senior
                                                         Percentage plus, 40% of
                                                         the applicable
                                                         Subordinate Percentage;
                    January 2015 through December 2015   the applicable  Senior
                                                         Percentage plus, 20% of
                                                         the applicable
                                                         Subordinate Percentage;
                    January 2016 and thereafter          the applicable Senior
                                                         Percentage;

                    provided, however,

                    (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                    (ii) if for each Group of Certificates on any Distribution
                         Date prior to the January 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                    (iii) if for each Group of Certificates on or after the
                         January 2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Principal Amount:                  The Principal Amount for any Distribution
                                   Date and any Loan Group will equal the sum of
                                   (a) the principal portion of each Monthly
                                   Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal
                                   Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                   Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage
                                   Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                   Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                   Date.

Senior Principal Distribution      The Senior Principal Distribution Amount for
Amount:                            a Loan Group for any Distribution Date will
                                   equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                   Prepayment Percentage of the amounts
                                   described in clauses (e) and (f) of the
                                   definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal              The Subordinate Principal Distribution Amount
Distribution Amount:               for a Loan Group for any Distribution Date
                                   will equal the sum of (i) the Subordinate
                                   Percentage for such Loan Group of the amounts
                                   described in clauses (a) through (d) of the
                                   definition of "Principal Amount" for such
                                   Loan Group and such Distribution Date and
                                   (ii) the Subordinate Prepayment Percentage
                                   for such Loan Group of the amounts described
                                   in clauses (e) and (f) of the definition of
                                   "Principal Amount" for such Loan Group and
                                   such Distribution Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

              Subordination of Class B Certificates
              -------------------------------------
                              Class A
                      Credit Support (3.40%)
              -------------------------------------
                             Class B-1
                      Credit Support (1.65%)
              -------------------------------------
                             Class B-2
                      Credit Support (1.00%)
              -------------------------------------    Order of
Priority of                  Class B-3                   Loss
  Payment             Credit Support (0.60%)          Allocation
              -------------------------------------
                             Class B-4
                      Credit Support (0.40%)
              -------------------------------------
                             Class B-5
                      Credit Support (0.25%)
              -------------------------------------
                             Class B-6
                      Credit Support (0.00%)
              -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
                             First, to the Trustee;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Second, to the Class 1-IO, Class 2-IO, Class 3-IO and Class 4-IO
                          Certificates to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Fourth, to the Class A Certificates of each Group to pay Principal;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with
          Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            3.840        3.823        3.812        3.801         3.788        3.759        3.720
Average Life (Years)       2.674        2.289        2.110        1.940         1.781        1.488        1.229
Modified Duration          2.488        2.137        1.974        1.819         1.673        1.404        1.165
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007
Principal # Months           35           35           35           35           35           35           35

1-A-2
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16            3.948        3.896        3.866        3.832         3.795        3.706        3.592
Average Life (Years)       2.674        2.289        2.110        1.940         1.781        1.488        1.229
Modified Duration          2.477        2.130        1.968        1.815         1.670        1.404        1.166
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007   11/25/2007
Principal # Months           35           35           35           35           35           35           35

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.350        4.328        4.316        4.301         4.285        4.246        4.196
Average Life (Years)       4.263        3.303        2.910        2.563         2.256        1.750        1.357
Modified Duration          3.781        2.961        2.623        2.323         2.057        1.613        1.266
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2009   11/25/2009   11/25/2009   11/25/2009   11/25/2009   11/25/2009   11/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2007, November 2009, November 2011 and November 2014 respectively.

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00            4.858        4.752        4.688        4.616         4.534        4.341        4.100
Average Life (Years)       5.630        3.996        3.396        2.894         2.475        1.836        1.385
Modified Duration          4.717        3.436        2.956        2.551         2.209        1.676        1.289
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2011   11/25/2011   11/25/2011   11/25/2011   11/25/2011   11/25/2011   11/25/2011
Principal # Months           83           83           83           83           83           83           83

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00            5.054        4.936        4.865        4.785         4.695        4.488        4.237
Average Life (Years)       7.492        4.733        3.848        3.164         2.631        1.884        1.398
Modified Duration          5.890        3.905        3.246        2.724         2.309        1.706        1.297
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     11/25/2014   11/25/2014   11/25/2014   11/25/2014   11/25/2014   11/25/2014   11/25/2014
Principal # Months          119          119          119          119           119          119          119

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2007, November 2009, November 2011 and November 2014 respectively.

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.582        4.382        4.289        4.201         4.119        3.973       3.847
Average Life (Years)       11.448       5.420        4.128        3.270         2.667        1.884       1.396
Modified Duration          8.039        4.407        3.500        2.858         2.382        1.732       1.307
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   03/25/2032
Principal # Months          360          360          360          360           360          360         327

1-A-2

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-16            4.615        4.417        4.318        4.220         4.123        3.929       3.732
Average Life (Years)       11.448       5.420        4.128        3.270         2.667        1.884       1.396
Modified Duration          7.972        4.379        3.483        2.847         2.376        1.731       1.308
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   03/25/2032
Principal # Months          360          360          360          360           360          360         327

2-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%         50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.718        4.559        4.493        4.434         4.382        4.293       4.216
Average Life (Years)       11.639       5.480        4.164        3.293         2.681        1.889       1.398
Modified Duration          8.049        4.392        3.483        2.840         2.365        1.719       1.297
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   05/25/2034
Principal # Months          360          360          360          360           360          360         353

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

3-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.933        4.810        4.736        4.654        4.562        4.354        4.105
Average Life (Years)       11.637        5.474        4.157        3.286        2.674        1.884        1.395
Modified Duration           7.792        4.289        3.416        2.797        2.338        1.709        1.296
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2031
Principal # Months           360          360          360          360           360          360          324

4-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.053        4.947        4.876        4.793        4.701        4.490        4.237
Average Life (Years)       12.102        5.593        4.222        3.324        2.697        1.894        1.400
Modified Duration           7.939        4.330        3.439        2.810        2.346        1.712        1.297
Principal Window Begin   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005   01/25/2005
Principal Window End     12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   12/25/2034   08/25/2032
Principal # Months           360          360          360          360          360          360          332

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.19% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                     Collateral Summary    Range (if applicable)
                                     ------------------   ----------------------
Total Outstanding Loan Balance             $131,018,168
Total Number of Loans                               254
Average Loan Principal Balance                 $515,820   $360,000 to $1,325,000
WA Gross Coupon                                  4.725%         3.625% to 6.000%
WA FICO                                             733               623 to 814
WA Original Term (mos.)                             359               180 to 360
WA Remaining Term (mos.)                            359               180 to 360
WA OLTV                                          71.83%         21.60% to 95.00%
WA Months to First Rate
Adjustment Date                               35 months          30 to 36 months
Gross Margin                                     2.250%
WA Rate Ceiling                                 10.725%        9.625% to 12.000%
Geographic Concentration of          CA          59.26%
Mortgaged Properties (Top 5          FL           7.14%
States) based on the Aggregate       IL           6.73%
Stated Principal Balance             CO           3.50%
                                     MA           2.14%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
            Occupancy                Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Primary Residence                     231       $119,217,396.52        90.99%
Second Home                            20          9,909,558.20         7.56
Investor Property                       3          1,891,212.98         1.44
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
          Property Type              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Single Family Residence               164       $ 83,601,777.57        63.81%
PUD-Detached                           51         28,020,051.40        21.39
Condominium                            36         17,806,266.90        13.59
4-Family                                1            805,000.00         0.61
Cooperative                             1            400,071.83         0.31
PUD-Attached                            1            385,000.00         0.29
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
             Purpose                 Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Purchase                              119       $ 60,482,014.72        46.16%
Refinance-Rate/Term                    80         43,598,093.42        33.28
Refinance-Cashout                      55         26,938,059.56        20.56
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

           Geographical Distribution of the Mortgage Properties of the

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                           Group 1 Mortgage Loans/(1)/

                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
         Geographic Area             Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
California                            152       $ 77,639,621.84        59.26%
Florida                                18          9,358,790.05         7.14
Illinois                               17          8,818,229.82         6.73
Colorado                                8          4,586,189.00         3.50
Massachusetts                           6          2,803,320.83         2.14
Virginia                                6          2,708,951.15         2.07
Nevada                                  6          2,464,927.05         1.88
North Carolina                          4          2,264,028.96         1.73
New York                                3          2,105,371.81         1.61
Michigan                                4          2,092,988.50         1.60
Washington                              4          2,057,000.00         1.57
South Carolina                          3          1,880,320.00         1.44
Maryland                                3          1,771,567.86         1.35
Georgia                                 2          1,538,000.00         1.17
Arizona                                 3          1,521,400.00         1.16
Vermont                                 3          1,514,999.44         1.16
Delaware                                2          1,175,963.50         0.90
Utah                                    2            912,000.00         0.70
Wisconsin                               2            897,000.00         0.68
Missouri                                2            823,950.25         0.63
Kansas                                  1            708,977.02         0.54
Minnesota                               1            497,250.00         0.38
Texas                                   1            477,248.79         0.36
District of Columbia                    1            400,071.83         0.31
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.22% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
  California State Distribution      Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
Northern California                    86       $42,916,464.15         55.28%
Southern California                    66        34,723,157.69         44.72
--------------------------------------------------------------------------------
Total:                                152       $77,639,621.84        100.00%
================================================================================

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
      Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
     Principal Balances ($)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00                69       $ 26,176,394.60        19.98%
400,000.01 - 450,000.00                42         17,738,609.81        13.54
450,000.01 - 500,000.00                41         19,719,287.98        15.05
500,000.01 - 550,000.00                29         15,297,882.68        11.68
550,000.01 - 600,000.00                24         13,665,894.65        10.43
600,000.01 - 650,000.00                11          6,912,967.74         5.28
650,000.01 - 700,000.00                 8          5,464,963.50         4.17
700,000.01 - 750,000.00                 8          5,808,720.27         4.43
750,000.01 - 800,000.00                 5          3,878,446.47         2.96
800,000.01 - 850,000.00                 4          3,309,000.00         2.53
850,000.01 - 900,000.00                 3          2,655,000.00         2.03
900,000.01 - 950,000.00                 2          1,854,000.00         1.42
950,000.01 - 1,000,000.00               6          5,962,000.00         4.55
1,000,000.01 - 1,500,000.00             2          2,575,000.00         1.97
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $515,820.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
     Original Loan-To-Value         Mortgage     Balance as of    Pool Principal
           Ratios (%)                Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
20.01 - 25.00                           1       $    539,168.75        0.41%
25.01 - 30.00                           1            370,000.00        0.28
30.01 - 35.00                           3          1,908,205.50        1.46
40.01 - 45.00                           6          3,304,854.70        2.52
45.01 - 50.00                           6          2,654,869.32        2.03
50.01 - 55.00                           7          5,043,100.00        3.85
55.01 - 60.00                          11          6,814,173.47        5.20
60.01 - 65.00                          10          6,634,031.28        5.06
65.01 - 70.00                          41         20,689,633.48       15.79
70.01 - 75.00                          31         16,662,391.54       12.72
75.01 - 80.00                         120         59,175,281.80       45.17
80.01 - 85.00                           2            940,000.00        0.72
85.01 - 90.00                          12          5,121,988.56        3.91
90.01 - 95.00                           3          1,160,469.30        0.89
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.83%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
   Mortgage Interest Rates(%)        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
3.501 - 3.750                           1       $    538,000.00         0.41%
3.751 - 4.000                           9          4,880,054.07         3.72
4.001 - 4.250                          17          9,218,079.29         7.04
4.251 - 4.500                          53         30,692,781.98        23.43
4.501 - 4.750                          72         34,966,946.47        26.69
4.751 - 5.000                          60         30,302,137.64        23.13
5.001 - 5.250                          24         11,485,881.09         8.77
5.251 - 5.500                          13          6,100,937.37         4.66
5.501 - 5.750                           2            899,549.79         0.69
5.751 - 6.000                           3          1,933,800.00         1.48
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.725% per annum.

                   Gross Margins of the Group 1 Mortgage Loans

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
         Gross Margin(%)             Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.250                                 254       $131,018,167.70       100.00%
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
        Rate Cellings(%)             Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
9.501 - 9.750                           1       $    538,000.00         0.41%
9.751 - 10.000                          9          4,880,054.07         3.72
10.001 - 10.250                        17          9,218,079.29         7.04
10.251 - 10.500                        53         30,692,781.98        23.43
10.501 - 10.750                        72         34,966,946.47        26.69
10.751 - 11.000                        60         30,302,137.64        23.13
11.001 - 11.250                        24         11,485,881.09         8.77
11.251 - 11.500                        13          6,100,937.37         4.66
11.501 - 11.750                         2            899,549.79         0.69
11.751 - 12.000                         3          1,933,800.00         1.48
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.725% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
   First Rate Adjustment Date        Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
June 1, 2007                            1       $    385,371.81          0.29
October 1, 2007                         5          2,245,730.38          1.71
November 1, 2007                      125         64,027,477.51         48.87
December 1, 2007                      123         64,359,588.00         49.12%
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans/(1)/

                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
     Remaining Term (Months)         Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
161 - 180                               1       $    450,000.00        0.34%
341 - 360                             253        130,568,167.70       99.66
--------------------------------------------------------------------------------
Total:                                254       $131,018,167.70      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
          Credit Scores              Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
801 - 850                               5       $  2,835,000.00        2.16%
751 - 800                              96         48,732,701.86       37.20
701 - 750                              97         52,284,770.22       39.91
651 - 700                              43         20,745,316.88       15.83
601 - 650                              13          6,420,378.74        4.90
Total:                                254       $131,018,167.70      100.00%

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.29% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.52% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                     Collateral Summary    Range (if applicable)
                                     ------------------   ----------------------
Total Outstanding Loan Balance            $469,247,002
Total Number of Loans                              875
Average Loan Principal Balance                $536,282    $359,153 to $1,435,000
WA Gross Coupon                                 4.928%          3.375% to 6.375%
WA FICO                                            736                621 to 817
WA Original Term (mos.)                            360
WA Remaining Term (mos.)                           359                354 to 360
WA OLTV                                         71.14%          19.69% to 95.00%
WA Months to First Rate
   Adjustment Date                           59 months           54 to 60 months
Gross Margin                                    2.250%
WA Rate Ceiling                                 9.928%         8.375% to 11.375%
Geographic Concentration of          CA         58.48%
Mortgaged Properties                 FL          7.53%
(Top 5 States) based on the          VA          4.18%
Aggregate Stated Principal           MD          3.22%
Balance                              IL          3.04%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                  Aggregate            % of
                                   Number Of   Stated Principal     Cut-Off Date
                                    Mortgage    Balance as of     Pool Principal
          Occupancy                  Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     796       $425,619,464.59        90.70%
Second Home                            68         38,718,777.93         8.25
Investor Property                      11          4,908,759.94         1.05
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
       Property Type                 Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence               552       $298,547,182.02        63.62%
PUD-Detached                          174         95,694,250.04        20.39
Condominium                           115         57,737,874.58        12.30
PUD-Attached                           25         11,284,409.57         2.40
4-Family                                4          3,588,710.58         0.76
Townhouse                               3          1,338,575.67         0.29
2-Family                                1            664,000.00         0.14
3-Family                                1            392,000.00         0.08
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal   Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
         Purpose                      Loans      Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                              483       $264,158,990.56        56.29%
Refinance-Rate/Term                   245        130,454,051.11        27.80
Refinance-Cashout                     147         74,633,960.79        15.91
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

           Geographical Distribution of the Mortgage Properties of the

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                           Group 2 Mortgage Loans/(1)/

                                                    Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
      Geographic Area                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                            515       $274,438,983.22        58.48%
Florida                                59         35,351,730.79         7.53
Virginia                               42         19,633,122.07         4.18
Maryland                               29         15,103,176.49         3.22
Illinois                               27         14,273,359.71         3.04
Nevada                                 19         11,763,486.86         2.51
District of Columbia                   17          9,725,192.02         2.07
North Carolina                         16          9,586,080.51         2.04
Massachusetts                          18          9,132,467.29         1.95
Texas                                  15          8,622,078.15         1.84
South Carolina                         13          6,511,606.87         1.39
Arizona                                13          6,404,144.50         1.36
Washington                             13          6,347,687.57         1.35
Colorado                               11          5,573,189.78         1.19
New Jersey                              9          5,262,953.92         1.12
Georgia                                 9          5,037,702.30         1.07
New York                                8          4,464,693.86         0.95
Oregon                                  5          2,710,784.66         0.58
Missouri                                5          2,444,919.29         0.52
Michigan                                4          2,231,820.54         0.48
Utah                                    3          2,120,000.00         0.45
Tennessee                               3          1,448,300.00         0.31
Pennsylvania                            3          1,443,175.38         0.31
Connecticut                             2          1,260,845.06         0.27
Hawaii                                  2          1,205,108.07         0.26
Minnesota                               2          1,116,093.67         0.24
Kansas                                  2          1,033,505.05         0.22
New Hampshire                           2            976,355.22         0.21
New Mexico                              2            889,500.00         0.19
Idaho                                   2            847,000.00         0.18
Ohio                                    1            599,262.25         0.13
Alabama                                 1            433,428.48         0.09
Vermont                                 1            432,000.00         0.09
Wisconsin                               1            415,750.55         0.09
Maine                                   1            407,498.33         0.09
--------------------------------------------------------------------------------
   Total:                             875       $469,247,002.46       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.99% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution         Loans      Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Northern California                   299       $158,917,794.42             57.91%
Southern California                   216        115,521,188.80             42.09
-------------------------------------------------------------------------------------------
Total:                                515       $274,438,983.22            100.00%
===========================================================================================

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00               186       $ 71,119,506.07        15.16%
400,000.01 - 450,000.00               171         73,242,532.47        15.61
450,000.01 - 500,000.00               152         72,664,004.90        15.49
500,000.01 - 550,000.00                89         46,789,726.24         9.97
550,000.01 - 600,000.00                72         41,652,230.18         8.88
600,000.01 - 650,000.00                52         32,661,917.58         6.96
650,000.01 - 700,000.00                33         22,368,220.99         4.77
700,000.01 - 750,000.00                26         18,989,471.34         4.05
750,000.01 - 800,000.00                19         14,755,729.36         3.14
800,000.01 - 850,000.00                10          8,284,614.75         1.77
850,000.01 - 900,000.00                11          9,712,250.00         2.07
900,000.01 - 950,000.00                12         11,068,828.77         2.36
950,000.01 - 1,000,000.00              21         20,915,630.14         4.46
1,000,000.01 - 1,500,000.00            21         25,022,339.67         5.33
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $536,282.

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
15.01 - 20.00                           2       $    771,273.02         0.16%
20.01 - 25.00                           2          1,703,775.00         0.36
25.01 - 30.00                           4          2,285,086.49         0.49
30.01 - 35.00                          11          7,348,208.73         1.57
35.01 - 40.00                          13          7,386,519.95         1.57
40.01 - 45.00                          16          8,077,697.53         1.72
45.01 - 50.00                          28         14,058,955.99         3.00
50.01 - 55.00                          37         19,466,532.29         4.15
55.01 - 60.00                          37         18,834,138.25         4.01
60.01 - 65.00                          61         34,634,182.67         7.38
65.01 - 70.00                          99         53,672,933.42        11.44
70.01 - 75.00                          84         46,930,358.19        10.00
75.01 - 80.00                         457        243,245,834.43        51.84
80.01 - 85.00                           2            802,400.00         0.17
85.01 - 90.00                          16          7,645,139.96         1.63
90.01 - 95.00                           6          2,383,966.54         0.51
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.14%.

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
3.251 - 3.500                           3       $  1,962,037.82         0.42%
3.501 - 3.750                           6          3,096,091.37         0.66
3.751 - 4.000                           9          4,653,607.13         0.99
4.001 - 4.250                          20         11,036,301.72         2.35
4.251 - 4.500                          89         45,422,554.21         9.68
4.501 - 4.750                         178        100,960,647.45        21.52
4.751 - 5.000                         289        148,897,201.24        31.73
5.001 - 5.250                         167         87,917,712.21        18.74
5.251 - 5.500                          79         46,131,832.97         9.83
5.501 - 5.750                          28         13,842,246.61         2.95
5.751 - 6.000                           6          4,417,612.57         0.94
6.251 - 6.500                           1            909,157.16         0.19
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.928% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 875       $469,247,002.46       100.00%
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

                                                                              28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
        Rate Ceilings (%)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
8.251 - 8.500                           3       $  1,962,037.82         0.42%
8.501 - 8.750                           6          3,096,091.37         0.66
8.751 - 9.000                           9          4,653,607.13         0.99
9.001 - 9.250                          20         11,036,301.72         2.35
9.251 - 9.500                          89         45,422,554.21         9.68
9.501 - 9.750                         178        100,960,647.45        21.52
9.751 - 10.000                        289        148,897,201.24        31.73
10.001 - 10.250                       167         87,917,712.21        18.74
10.251 - 10.500                        79         46,131,832.97         9.83
10.501 - 10.750                        28         13,842,246.61         2.95
10.751 - 11.000                         6          4,417,612.57         0.94
11.251 - 11.500                         1            909,157.16         0.19
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.928% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
   First Rate Adjustment Date        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
June 1, 2009                            1       $    476,000.00         0.10
July 1, 2009                            1            437,500.00         0.09
August 1, 2009                          4          2,030,000.55         0.43%
September 1, 2009                       2          1,192,000.00         0.25
October 1, 2009                        11          5,529,161.81         1.18
November 1, 2009                      449        240,181,999.25        51.18
December 1, 2009                      407        219,400,340.85        46.76
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans/(1)/

                                                                              29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
     Remaining Term (Months)         Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
341 - 360                             875       $469,247,002.46       100.00%
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
          Credit Scores              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                              32       $ 17,396,124.05         3.71%
751 - 800                             344        184,114,603.06        39.24
701 - 750                             301        163,056,676.29        34.75
651 - 700                             173         91,663,409.63        19.53
601 - 650                              20         10,199,184.46         2.17
Not Scored                              5          2,817,004.97         0.60
--------------------------------------------------------------------------------
Total:                                875       $469,247,002.46       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 46.33% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                     Collateral Summary    Range (if applicable)
                                     ------------------    ---------------------
Total Outstanding Loan Balance            $51,918,158
Total Number of Loans                             100
Average Loan Principal Balance               $519,182     $360,000 to $1,248,000
WA Gross Coupon                                5.339%           4.625% to 6.375%
WA FICO                                           749                 622 to 819
WA Original Term (mos.)                           358                 120 to 360
WA Remaining Term (mos.)                          357                 120 to 360
WA OLTV                                        69.68%           14.91% to 95.00%
WA Months to First Rate Adjustment
   Date                                     83 months            81 to 84 months
Gross Margin                                   2.250%
WA Rate Ceiling                               10.339%          9.625% to 11.375%
Geographic Concentration of          CA        53.35%
Mortgaged Properties                 VA         7.76%
(Top 5 States) based on the          MD         6.39%
Aggregate Stated Principal Balance   TX         5.49%
                                     MA         4.29%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

                                                                              31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
            Occupancy                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                      92       $48,296,592.89         93.02%
Second Home                             7         3,257,564.79          6.27
Investor Property                       1           364,000.00          0.70
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
          Property Type              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                63       $33,658,638.57         64.83%
PUD-Detached                           19         9,320,628.78         17.95
Condominium                            14         7,027,851.80         13.54
PUD-Attached                            2           860,064.79          1.66
2-Family                                1           544,000.00          1.05
Cooperative                             1           506,973.74          0.98
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
             Purpose                 Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               56       $29,449,088.12         56.72%
Refinance-Rate/Term                    24        11,966,303.23         23.05
Refinance-Cashout                      20        10,502,766.33         20.23
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

          Geographical Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans/(1)/

                                                                              32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
         Geographic Area             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             52       $27,698,345.88         53.35%
Virginia                                8         4,026,279.00          7.76
Maryland                                6         3,317,960.00          6.39
Texas                                   6         2,849,192.28          5.49
Massachusetts                           4         2,225,064.26          4.29
Florida                                 5         2,110,312.89          4.06
New Mexico                              2         1,299,245.11          2.50
Nevada                                  3         1,216,310.35          2.34
Colorado                                2         1,190,000.00          2.29
District of Columbia                    2         1,087,973.74          2.10
Maine                                   2           860,000.00          1.66
Vermont                                 1           755,200.00          1.45
Connecticut                             1           506,875.98          0.98
Georgia                                 1           500,000.00          0.96
Washington                              1           479,474.61          0.92
South Carolina                          1           479,200.00          0.92
Illinois                                1           449,407.44          0.87
New Jersey                              1           436,000.00          0.84
North Carolina                          1           431,316.14          0.83
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.40% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
  California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Southern California                    31       $16,108,157.17              58.16%
Northern California                    21        11,590,188.71              41.84
-------------------------------------------------------------------------------------------
Total:                                 52       $27,698,345.88             100.00%
===========================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

                                                                              33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
      Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
     Principal Balances ($)          Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00                20       $ 7,641,210.03         14.72%
400,000.01 - 450,000.00                19         8,232,047.48         15.86
450,000.01 - 500,000.00                18         8,659,858.26         16.68
500,000.01 - 550,000.00                16         8,406,744.50         16.19
550,000.01 - 600,000.00                11         6,407,355.40         12.34
600,000.01 - 650,000.00                 3         1,921,200.00          3.70
650,000.01 - 700,000.00                 3         2,082,500.00          4.01
700,000.01 - 750,000.00                 4         2,987,142.01          5.75
750,000.01 - 800,000.00                 2         1,541,600.00          2.97
850,000.01 - 900,000.00                 2         1,760,000.00          3.39
1,000,000.01 - 1,500,000.00             2         2,278,500.00          4.39
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $519,182.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
     Original Loan-To-Value         Mortgage     Balance as of    Pool Principal
           Ratios (%)                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
10.01 - 15.00                           1       $   424,900.00          0.82%
25.01 - 30.00                           1           400,000.00          0.77
30.01 - 35.00                           1           519,389.49          1.00
35.01 - 40.00                           3         2,105,127.60          4.05
40.01 - 45.00                           1           430,000.00          0.83
45.01 - 50.00                           4         1,782,392.80          3.43
50.01 - 55.00                           5         2,249,741.30          4.33
55.01 - 60.00                           4         2,008,405.24          3.87
60.01 - 65.00                          10         5,678,635.99         10.94
65.01 - 70.00                           9         5,076,620.95          9.78
70.01 - 75.00                          10         5,083,884.27          9.79
75.01 - 80.00                          47        24,503,835.36         47.20
85.01 - 90.00                           2           906,514.92          1.75
90.01 - 95.00                           2           748,709.76          1.44
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.68%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

                                                                              34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
   Mortgage Interest Rates (%)       Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
4.501 - 4.750                           7       $ 3,820,568.31          7.36%
4.751 - 5.000                          15         8,908,733.85         17.16
5.001 - 5.250                          18         9,749,542.68         18.78
5.251 - 5.500                          36        17,903,046.72         34.48
5.501 - 5.750                          15         7,076,604.11         13.63
5.751 - 6.000                           8         4,095,662.01          7.89
6.251 - 6.500                           1           364,000.00          0.70
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.339% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
        Gross Margin (%)             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 100       $51,918,157.68        100.00%
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
       Rate Ceilings (%)             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
9.501 - 9.750                           7       $ 3,820,568.31          7.36%
9.751 - 10.000                         15         8,908,733.85         17.16
10.001 - 10.250                        18         9,749,542.68         18.78
10.251 - 10.500                        36        17,903,046.72         34.48
10.501 - 10.750                        15         7,076,604.11         13.63
10.751 - 11.000                         8         4,095,662.01          7.89
11.251 - 11.500                         1           364,000.00          0.70
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.339% per annum.

                                                                              35

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
   First Rate Adjustment Date        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
September 1, 2011                       1       $   506,973.74          0.98
October 1, 2011                         2           855,706.01          1.65
November 1, 2011                       56        29,107,975.93         56.07
December 1, 2011                       41        21,447,502.00         41.31%
--------------------------------------------------------------------------------
Total:                                 100      $51,918,157.68        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
     Remaining Term (Months)         Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
101 - 120                               1       $   424,900.00          0.82%
341 - 360                              99        51,493,257.68         99.18
--------------------------------------------------------------------------------
Total:                                100       $51,918,157.68        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
          Credit Scores              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               9        $ 4,621,338.91         8.90%
751 - 800                              49         25,950,994.88        49.98
701 - 750                              25         12,875,356.88        24.80
651 - 700                              14          7,242,591.03        13.95
601 - 650                               3          1,227,875.98         2.37
--------------------------------------------------------------------------------
Total:                                100        $51,918,157.68       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.64% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

-------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                    Collateral Summary     Range (if applicable)
                                    ------------------   -----------------------
Total Outstanding Loan Balance           $82,741,012
Total Number of Loans                            147
Average Loan Principal Balance           $   562,864      $360,000 to $1,498,279
WA Gross Coupon                               5.501%            4.500% to 6.250%
WA FICO                                          749                  643 to 816
WA Original Term (mos.)                          360
WA Remaining Term (mos.)                         359                  358 to 360
WA OLTV                                       69.09%            18.42% to 80.00%
WA Months to First Adjustment
   Date                                   119 months           118 to 120 months
Gross Margin                                  2.250%
WA Rate Ceiling                              10.501%           9.500% to 11.250%
Geographic Concentration of         CA        48.61%
Mortgaged Properties                VA         9.12%
(Top 5 States) based on the         MD         7.56%
Aggregate Stated Principal          FL         5.30%
Balance                             DC         3.57%
-------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans/(1)/

                                                                              37

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
            Occupancy                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Primary Residence                     133       $73,078,868.54         88.32%
Second Home                            13         9,255,368.86         11.19
Investor Property                       1           406,774.86          0.49
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
          Property Type              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Single Family Residence                93       $52,738,565.05         63.74%
PUD-Detached                           33        18,618,777.05         22.50
Condominium                            18         9,812,200.83         11.86
PUD-Attached                            2         1,103,469.33          1.33
Townhouse                               1           468,000.00          0.57
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
             Purpose                 Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
Purchase                               78       $45,846,118.44         55.41%
Refinance-Rate/Term                    37        21,272,889.83         25.71
Refinance-Cashout                      32        15,622,003.99         18.88
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

                                                                              38

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
        Geographic Area              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                             71       $40,220,965.50         48.61%
Virginia                               15         7,545,971.99          9.12
Maryland                               11         6,253,441.91          7.56
Florida                                 7         4,384,204.79          5.30
District of Columbia                    6         2,955,048.03          3.57
Nevada                                  3         2,733,566.20          3.30
New Jersey                              4         2,703,834.31          3.27
Washington                              6         2,656,477.13          3.21
Illinois                                4         2,274,706.74          2.75
North Carolina                          3         1,532,000.00          1.85
Texas                                   3         1,491,000.00          1.80
Connecticut                             2         1,103,514.57          1.33
Colorado                                2         1,075,000.00          1.30
Hawaii                                  2         1,000,550.00          1.21
Oregon                                  1         1,000,000.00          1.21
South Carolina                          1           997,500.00          1.21
Massachusetts                           2           927,031.09          1.12
New Mexico                              1           650,000.00          0.79
New York                                1           431,200.00          0.52
Ohio                                    1           425,000.00          0.51
Michigan                                1           380,000.00          0.46
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.43% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
  California State Distribution      Loans       Cut-Off Date           Mortgage Loans
-------------------------------------------------------------------------------------------
Northern California                    41       $23,805,707.35              59.19%
Southern California                    30        16,415,258.15              40.81
-------------------------------------------------------------------------------------------
Total:                                 71       $40,220,965.50             100.00%
===========================================================================================

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans/(1)/

                                                                              39

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate          % of
                                   Number Of   Stated Principal   Cut-Off Date
    Current Mortgage Loan           Mortgage      Balance as of   Pool Principal
    Principal Balances ($)           Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00                25       $ 9,574,213.26         11.57%
400,000.01 - 450,000.00                22         9,351,006.88         11.30
450,000.01 - 500,000.00                30        14,465,972.40         17.48
500,000.01 - 550,000.00                14         7,276,725.11          8.79
550,000.01 - 600,000.00                12         7,035,731.69          8.50
600,000.01 - 650,000.00                13         8,356,225.18         10.10
650,000.01 - 700,000.00                 7         4,779,757.79          5.78
700,000.01 - 750,000.00                 6         4,417,400.00          5.34
750,000.01 - 800,000.00                 4         3,122,000.00          3.77
800,000.01 - 850,000.00                 2         1,671,488.67          2.02
850,000.01 - 900,000.00                 1           900,000.00          1.09
900,000.01 - 950,000.00                 1           918,145.64          1.11
950,000.01 - 1,000,000.00               7         6,925,500.00          8.37
1,000,000.01 - 1,500,000.00             3         3,946,845.64          4.77
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $562,864.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value          Mortgage     Balance as of    Pool Principal
         Ratios (%)                  Loans      Cut-Off Date          Balance
--------------------------------------------------------------------------------
15.01 - 20.00                           2       $ 1,199,187.50          1.45%
25.01 - 30.00                           2           846,509.62          1.02
30.01 - 35.00                           3         1,251,830.17          1.51
40.01 - 45.00                           2           821,280.59          0.99
45.01 - 50.00                           5         2,918,000.00          3.53
50.01 - 55.00                           7         4,297,722.92          5.19
55.01 - 60.00                          10         6,294,278.73          7.61
60.01 - 65.00                          10         5,633,401.55          6.81
65.01 - 70.00                          27        15,398,850.29         18.61
70.01 - 75.00                          15         9,020,645.70         10.90
75.01 - 80.00                          64        35,059,305.19         42.37
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 69.09%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans/(1)/

                                                                              40

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
   Mortgage Interest Rates (%)       Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
4.251 - 4.500                           1       $   480,366.59          0.58%
4.501 - 4.750                           2         1,499,245.11          1.81
4.751 - 5.000                           7         3,805,287.32          4.60
5.001 - 5.250                          28        17,165,678.93         20.75
5.251 - 5.500                          44        25,330,699.65         30.61
5.501 - 5.750                          40        21,635,840.70         26.15
5.751 - 6.000                          20        10,329,893.96         12.48
6.001 - 6.250                           5         2,494,000.00          3.01
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.501% per annum.

                   Gross Margins of the Group 4 Mortgage Loans

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
        Gross Margin (%)             Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
2.250                                 147       $82,741,012.26        100.00%
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans/(1)/

                                                                              41

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
        Rate Ceilings (%)            Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
9.251 - 9.500                           1       $   480,366.59          0.58%
9.501 - 9.750                           2         1,499,245.11          1.81
9.751 - 10.000                          7         3,805,287.32          4.60
10.001 - 10.250                        28        17,165,678.93         20.75
10.251 - 10.500                        44        25,330,699.65         30.61
10.501 - 10.750                        40        21,635,840.70         26.15
10.751 - 11.000                        20        10,329,893.96         12.48
11.001 - 11.250                         5         2,494,000.00          3.01
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.501% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
   First Rate Adjustment Date        Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
October 1, 2014                         1       $   450,000.00          0.54
November 1, 2014                       91        50,072,165.26         60.52
December 1, 2014                       55        32,218,847.00         38.94%
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans/(1)/

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
     Remaining Term (Months)         Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
341 - 360                             147       $82,741,012.26        100.00%
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans/(1)/

                                                                              42

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
          Credit Scores              Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
801 - 850                               4       $ 3,010,000.00          3.64%
751 - 800                              77        42,057,207.08         50.83
701 - 750                              46        26,554,434.64         32.09
651 - 700                              17         9,370,456.98         11.33
601 - 650                               3         1,748,913.56          2.11
--------------------------------------------------------------------------------
Total:                                147       $82,741,012.26        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              43

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)